UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 31, 2004

ENTERPRISE FINANCIAL SERVICES CORP

(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec, St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(314) 725-5500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) As part of a planned restructuring, Jerry McElhatton, Ted A. Murray, Stephen A. Oliver, James L. Wilhite and James A. Williams are joining the board of directors at Enterprise Bank & Trust, the banking subsidiary of Enterprise Financial Services Corp (the “Company”). Concurrently, Ronald E. Henges, William B. Moskoff, and Messrs. McElhatton, Murray, Oliver, Wilhite, and Williams have resigned from the Company’s Board of Directors. Mr. Henges, a co-founder of the Company who also has been elected chairman emeritus, and Mr. Moskoff are retiring from the Company’s Board. All moves were effective December 31, 2004.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2005

ENTERPRISE FINANCIAL SERVICES CORP

By:	/s/ Kevin C. Eichner
Kevin C. Eichner
Chief Executive Officer

3